Exhibit 99.1

FOR IMMEDIATE RELEASE:

WESTERN DIGITAL ACQUISITION OF SANDISK RECEIVES APPROVAL FROM CHINA’S MINISTRY OF COMMERCE

Western Digital Expects the Transaction to Close on Thursday, May 12

IRVINE, Calif. — May 10, 2016 — Western Digital® Corporation (NASDAQ: WDC) (“Western Digital” or the “Company”) today announced that it has received regulatory approval from China’s Ministry of Commerce (“MOFCOM”) in connection with the planned acquisition by Western Digital Technologies, Inc., a wholly owned subsidiary of Western Digital, of SanDisk Corporation (NASDAQ: SNDK) (“SanDisk”). The MOFCOM decision completes the regulatory review process required for this transaction. Western Digital expects the transaction to close on Thursday, May 12, 2016.

“We are pleased to have received approval from MOFCOM, the final regulatory milestone for our combination with SanDisk,” said Steve Milligan, chief executive officer of Western Digital. “We look forward to closing the transaction and to integrating our two global businesses to create the leading storage solutions company.”

The transaction has also received regulatory approvals in the U.S., E.U., Singapore, Japan, Taiwan, South Korea, South Africa and Turkey. Western Digital and SanDisk shareholders voted to approve the transaction at their respective special meetings of shareholders held on March 15, 2016.

About Western Digital

Western Digital Corporation (NASDAQ: WDC) is an industry-leading developer and manufacturer of storage solutions that enable people to create, leverage, experience and preserve data. The company addresses ever-changing market needs by providing a full portfolio of compelling, high-quality storage solutions with effective technology deployment, high efficiency, flexibility and speed. Our products are marketed under the HGST and WD® brands to OEMs, distributors, resellers, cloud infrastructure providers and consumers. For more information, please visit www.hgst.com and www.wd.com.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding the proposed acquisition of SanDisk (including financing of the proposed transaction and the benefits, results, effects and timing of a transaction), all statements regarding Western Digital’s (and Western Digital’s and SanDisk’s combined) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing the use of forward-looking words, such as “may,” “will,” “could,” “would,” “should,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “potential,” “plan,” “forecast,” “approximate,” “intend,” “upside,” and the like, or the use of future tense. Statements contained herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of Western Digital (and the combined businesses of Western Digital and SanDisk), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of Western Digital based upon currently available information. Statements concerning current conditions may also be forward-looking if they imply a continuation of current conditions.

Such forward-looking statements are inherently uncertain, and shareholders and other potential investors must recognize that actual results may differ materially from Western Digital’s expectations as a result of a variety of factors, including, without limitation, those discussed below. These forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which Western Digital is unable to predict or control, that may cause actual results, performance or plans to differ materially from those expressed or implied by such forward-looking statements, including: volatility in global economic conditions; business conditions and growth in the storage ecosystem; pricing trends and fluctuations in average selling prices; the availability and cost of commodity materials and specialized product components; actions by competitors; unexpected advances in competing technologies; the development and introduction of products based on new technologies and expansion into new data storage markets; and other risks and uncertainties listed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including Western Digital’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Western Digital undertakes no obligation to update these forward-looking statements to reflect new information or events.

Risks and uncertainties related to the proposed merger include, but are not limited to, potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the merger, uncertainties as to the timing of the merger, the possibility that the closing conditions to the proposed merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary approval, adverse effects on Western Digital’s stock price resulting from the announcement or completion of the merger, competitive responses to the announcement or completion of the merger, costs and difficulties related to the integration of SanDisk’s businesses and operations with Western Digital’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from the merger, uncertainties as to whether the completion of the merger or any transaction will have the accretive effect on Western Digital’s earnings or cash flows that it expects, unexpected costs, liabilities, charges or expenses resulting from the merger, litigation relating to the merger, the inability to retain key personnel, and any changes in general economic and/or industry-specific conditions. In addition to the factors set forth above, other factors that may affect Western Digital’s or SanDisk’s plans, results or stock price are set forth in Western Digital’s and SanDisk’s respective filings with the SEC, including Western Digital’s and SanDisk’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and Western Digital’s most recent registration statement on Form S-4 referenced below. Many of these factors are beyond Western Digital’s and SanDisk’s control. Western Digital and SanDisk caution investors that any forward-looking statements made by Western Digital or SanDisk are not guarantees of future performance. Neither Western Digital nor SanDisk intend, or undertake any obligation, to publish revised forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events.

Important Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. In connection with the proposed merger, Western Digital filed a registration statement on Form S-4 with the SEC on Dec. 11, 2015, as amended by Amendment No. 1, dated Jan. 27, 2016 and by Amendment No. 2, dated Feb. 5, 2016, which was declared effective by the SEC on Feb. 5, 2016, and Western Digital filed the definitive proxy statement/prospectus on Feb. 5, 2016. Western Digital and SanDisk began to mail the definitive joint proxy statement/prospectus to their respective shareholders on Feb. 5, 2016. This material is not a substitute for the joint proxy statement/prospectus or registration statement or for any other document that Western Digital or SanDisk may file with the SEC and send to Western Digital’s and/or SanDisk’s shareholders in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS OF WESTERN DIGITAL AND SANDISK ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the joint proxy statement/prospectus as well as other filings containing information about Western Digital and SanDisk, without charge, at the SEC’s website, http://www.sec.gov. Copies of the documents filed with the SEC by Western Digital will be available free of charge on Western Digital’s website at http://www.wdc.com. Copies of the documents filed with the SEC by SanDisk will be available free of charge on SanDisk’s website at http://www.sandisk.com.

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MEDIA CONTACTS

Jim Pascoe

Western Digital Corporation

408.717.5950

jim.pascoe@wdc.com

Monika Driscoll

Brunswick Group

212.333.3810

mdriscoll@brunswickgroup.com

INVESTOR CONTACTS

Bob Blair

Western Digital Corporation

949.672.7834

robert.blair@wdc.com